April 20, 1999
                    THE DREYFUS THIRD CENTURY FUND, INC.
                          Supplement to Prospectus
                            Dated October 1, 1998

     At a meeting of the Fund's Board of Directors held on April 15, 1999, the Board approved an Amendment and Restatement of the Fund's Articles of Incorporation (the "Charter") which, among other things, would permit the Fund to offer multiple classes of shares. Shareholders of record of the Fund on or about May 17, 1999 will be asked to vote on the Amendment and Restatement of the Fund's Charter at a Special Meeting of Shareholders to be held on or about August 3, 1999. If Fund shareholders approve this proposal, the Fund will adopt a multiple class distribution structure on or about August 31, 1999 (the "Effective Date"), pursuant to which existing Fund shares will be redesignated as Class Z shares. Holders of Fund shares on the day prior to the Effective Date would be eligible to purchase Class Z shares for their existing Fund accounts. Class Z shares would not be subject to any sales load or Rule 12b-1 plan fee and would not be available to open new accounts. Also, the Fund's name would be changed to "The Dreyfus Premier Third Century Fund, Inc."
                 ___________________________________________

     At a meeting of the Fund's Board of Directors held on January 14, 1999, the Board approved a new sub-investment advisory agreement between The Dreyfus Corporation ("Dreyfus") and NCM Capital Management Group, Inc. ("NCM"), relating to the Fund (the "New Sub-Investment Advisory Agreement"), the terms of which are identical to the terms of the current amended and restated sub-investment advisory agreement between Dreyfus and NCM, relating to the Fund (the "Current Sub-Advisory Agreement"), in all material respects. Fund shareholders approved the New Sub-Investment Advisory Agreement at a Special Meeting of Shareholders held on April 14, 1999. It is currently contemplated that the New Sub-Investment Advisory Agreement will become effective, and will replace the Current Sub-Advisory Agreement, on or about June 30, 1999.

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